UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
______________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2017

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JOUNCE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37998	45-4870634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Memorial Drive Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 259-3840

1030 Massachusetts Avenue
Cambridge, Massachusetts 02138
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02 Termination of a Material Definitive Agreement.

On May 19, 2017, Jounce Therapeutics, Inc. (the “Company”) entered into a Lease Termination Agreement (the “Lease Termination”) with Cambridge 1030 Mass Ave, LLC (the “Landlord”) which terminated the Lease, dated March 28, 2013, by and between the Company and the Landlord, successor-in-interest to HCP/LREP Ventures I, LLC (the “Lease”), pursuant to which the Company leased approximately 17,807 square feet of office and lab space of the building located at 1030 Massachusetts Avenue, Cambridge, MA 02138. Pursuant to the Lease Termination, the Lease will be terminated in two phases. The Lease with respect to Suite 400 will terminate on May 31, 2017, and the Lease with respect to the first floor premises will terminate on August 31, 2017 (the “Lease Termination Date”) rather than October 25, 2018 as contemplated by the Lease. The Company will have no further rent obligations to the Landlord pursuant to the Lease after the Lease Termination Date. The Landlord has agreed to permit the early termination of the Lease in exchange for, inter alia, Tenant’s payment of Two Hundred Seventy-Six Thousand Five Hundred Sixty-Four and 69/100 ($276,564.69) Dollars as an early termination fee and not a penalty.

The foregoing description of the Lease Termination does not purport to be complete and is qualified in its entirety by reference to the Lease Termination, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

On May 19, 2017, the Company entered into a Sublease Termination Agreement (the “Sublease Termination”) with Manus Biosynthesis, Inc. (the “Sublessor”) which terminated the Sublease, dated as of May 11, 2015, by and between the Company and Sublessor (the “Sublease”), pursuant to which the Company subleased approximately 11,980 square feet of space of the building located at 1030 Massachusetts Avenue, Cambridge, MA 02138. Pursuant to the Sublease Termination, the Sublease will terminate on May 31, 2017 (the “Sublease Termination Date”), rather than March 31, 2018 as contemplated by the Sublease, with the Company having no further rent obligations to the Sublessor pursuant to the Sublease after the Sublease Termination Date. As consideration for the early termination of the Sublease, simultaneous with the execution of the Sublease Termination, the Company has remitted to Landlord the sum of Four Hundred Forty Thousand Five Hundred Sixty and 99/100 ($440,560.99) Dollars as an early termination fee and not a penalty.

The foregoing description of the Sublease Termination does not purport to be complete and is qualified in its entirety by reference to the Sublease Termination, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Lease Termination Agreement by and between Cambridge 1030 Mass Ave, LLC (as successor in interest to HCP/LFREP Ventures I, LLC) and Jounce Therapeutics, Inc., dated May 19, 2017
10.2	Sublease Termination Agreement by and between Manus Biosynthesis, Inc. and Jounce Therapeutics, Inc., dated May 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOUNCE THERAPEUTICS, INC.

Date: May 23, 2017	By:	/s/ Kim C. Drapkin
Kim C. Drapkin
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Lease Termination Agreement by and between Cambridge 1030 Mass Ave, LLC (as successor in interest to HCP/LFREP Ventures I, LLC) and Jounce Therapeutics, Inc., dated May 19, 2017
10.2	Sublease Termination Agreement by and between Manus Biosynthesis, Inc. and Jounce Therapeutics, Inc., dated May 19, 2017